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                                                                    EXHIBIT 10.2

                          MTC TELECOMMUNICATIONS, INC.


                       1996 OMNIBUS EQUITY INCENTIVE PLAN
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                               TABLE OF CONTENTS
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SECTION 1  BACKGROUND, PURPOSE AND DURATION..............................     1
      1.1  Background and Effective Date.................................     1
      1.2  Purpose of the Plan...........................................     1
      1.3  Duration of the Plan..........................................     1

SECTION 2  DEFINITIONS...................................................     1
      2.1  "1934 Act"....................................................     1
      2.2  "Affiliate"...................................................     2
      2.3  "Affiliated SAR"..............................................     2
      2.4  "Award".......................................................     2
      2.5  "Award Agreement".............................................     2
      2.6  "Board".......................................................     2
      2.7  "Code"........................................................     2
      2.8  "Committee"...................................................     2
      2.9  "Company".....................................................     2
      2.10 "Consultant...................................................     2
      2.11 "Director"....................................................     2
      2.12 "Disability"..................................................     3
      2.13 "Employee"....................................................     3
      2.14 "ERISA".......................................................     3
      2.15 "Fair Market Value"...........................................     3
      2.16 "Freestanding SAR"............................................     3
      2.17 "Incentive Stock Option"......................................     3
      2.18 "Nonqualified Stock Option"...................................     3
      2.19 "Option"......................................................     3
      2.20 "Option Price"................................................     3
      2.21 "Participant".................................................     3
      2.22 "Performance Unit"............................................     3
      2.23 "Performance Share"...........................................     4
      2.24 "Period of Restriction".......................................     4
      2.25 "Plan.........................................................     4
      2.26 "Restricted Stock"............................................     4
      2.27 "Retirement"..................................................     4
      2.28 "Rule 16b-3"..................................................     4
      2.29 "Section 16 Person"...........................................     4
      2.30 "Shares"......................................................     4
      2.31 "Stock Appreciation Right"....................................     4
      2.32 "Subsidiary"..................................................     4
      2.33 "Tandem SAR"..................................................     4
      2.34 "Termination of Employment"...................................     4
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      2.35 "Window Period"...............................................     5

SECTION 3  ADMINISTRATION................................................     5
      3.1  Procedure.....................................................     5
           3.1.1 Appointment of the Committee............................     5
           3.1.2 The Committee Post-Registration.........................     6
      3.2  Authority of the Committee....................................     6
      3.3  Decisions Binding.............................................     6

SECTION 4  SHARES SUBJECT TO THE PLAN....................................     6
      4.1  Number of Shares..............................................     6
      4.2  Lapsed Awards.................................................     6
      4.3  Adjustments in Authorized Shares..............................     6

SECTION 5  STOCK OPTIONS.................................................     7
      5.1  Grant of Options..............................................     7
      5.2  Award Agreement...............................................     7
      5.3  Option Price..................................................     7
           5.3.1  Nonqualified Stock Options.............................     7
           5.3.2  Incentive Stock Options................................     8
           5.3.3  Substitute Options.....................................     8
      5.4  Expiration of Options.........................................     8
           5.4.1  Expiration Dates.......................................     8
           5.4.2  Committee Discretion...................................     9
      5.5  Exercise of Options...........................................     9
      5.6  Payment.......................................................     9
      5.7  Restrictions on Share Transferability.........................    10
      5.8  Certain Additional Provisions for Incentive Stock
           Options.......................................................    10
           5.8.1  Exercisability.........................................    10
           5.8.2  Termination of Employment..............................    10
           5.8.3  Company and Subsidiaries Only..........................    10
           5.8.4  Expiration.............................................    10
      5.9  Nontransferability of Options.................................    10
 SECTION 6  STOCK APPRECIATION RIGHTS....................................    11
      6.1  Grant of SARs.................................................    11
      6.2  Exercise of Tandem SARs.......................................    11
           6.2.1  ISOs...................................................    11
      6.3  Exercise of Affiliated SARs...................................    11
      6.4  Exercise of Freestanding SARs.................................    12
      6.5  SAR Agreement.................................................    12
      6.6  Expiration of SARs............................................    12
      6.7  Payment of SAR Amount.........................................    12
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      6.8  Nontransferability of SARs....................................    12

SECTION 7  RESTRICTED STOCK..............................................    13
      7.1  Grant of Restricted Stock.....................................    13
      7.2  Restricted Stock Agreement....................................    13
      7.3  Transferability...............................................    13
      7.4  Other Restrictions............................................    13
      7.5  Removal of Restrictions.......................................    14
      7.6  Voting Rights.................................................    14
      7.7  Dividends and Other Distributions.............................    14
      7.8  Return of Restricted Stock to Company.........................    14

SECTION 8  PERFORMANCE UNITS AND PERFORMANCE SHARES......................    15
      8.1  Grant of Performance Units/Shares.............................    15
      8.2  Value of Performance Units/Shares.............................    15
      8.3  Earning of Performance Units/Shares...........................    15
      8.4  Form and Timing of Payment of Performance
           Units/Shares..................................................    15
      8.5  Cancellation of Performance Units/Shares......................    15
      8.6  Nontransferability............................................    16

SECTION 9  BENEFICIARY DESIGNATION.......................................    16

SECTION 10 DEFERRALS.....................................................    16

SECTION 11 RIGHTS OF EMPLOYEES...........................................    17
     11.1  No Effect on Employment or Service............................    17
     11.2  Participation.................................................    17

SECTION 12 AMENDMENT, SUSPENSION, OR TERMINATION.........................    17
     12.1  Amendment, Suspension, or Termination.........................    17

SECTION 13 TAX WITHHOLDING...............................................    17
     13.1  Withholding Requirements......................................    17
     13.2  Shares Withholding............................................    17

SECTION 14 INDEMNIFICATION...............................................    18

SECTION 15 SUCCESSORS....................................................    19

SECTION 16 LEGAL CONSTRUCTION............................................    19
     16.1  Gender and Number.............................................    19
     16.2  Severability..................................................    19
     16.3  Requirements of Law...........................................    19
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     16.4  Securities Law Compliance.....................................    19
     16.5  Governing Law.................................................    19
     16.6  Captions......................................................    20
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


                         MTC TELECOMMUNICATIONS, INC.
                       1996 OMNIBUS EQUITY INCENTIVE PLAN


     MTC TELECOMMUNICATIONS, INC., hereby adopts the MTC Telecommunications, Inc. 1996 Omnibus Equity Incentive Plan, effective as of January _____, 1996, as follows:

                                   SECTION 1
                        BACKGROUND, PURPOSE AND DURATION

      1.1  Background and Effective Date.  The Plan provides for the granting of
           -----------------------------
Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, and Performance Shares. The Plan is effective as of
January _____, 1996, subject to ratification by an affirmative vote of the holders of a majority of Shares. Awards may be granted prior to the receipt of such vote, but such grants shall be null and void if such vote is not in fact received.

      1.2  Purpose of the Plan.  The purpose of the Plan is to promote the
           -------------------
success, and enhance the value, of the Company by aligning the interests of Participants with those of the Company's shareholders, and by providing Participants with an incentive for outstanding performance.

      The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of outstanding individuals, upon whose judgment, interest, and special effort the success of the Company largely is dependent.

      1.3  Duration of the Plan.  The Plan shall commence on the date specified
           --------------------
in Section 1.1, and subject to Section 12 (concerning the Board's right to amend or terminate the Plan), shall remain in effect thereafter. However, without further stockholder approval, no Incentive Stock Option may be granted under the Plan on or after January _____, 2006.


                                   SECTION 2
                                  DEFINITIONS

      The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

      2.1  "1934 Act" means the Securities Exchange Act of 1934, as amended.
            --------
Reference to a specific section of the Exchange

Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

      2.2  "Affiliate" means any corporation or any other entity (including, but
            ---------
not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

      2.3  "Affiliated SAR" means an SAR that is granted in connection with a
            --------------
related Option, and which automatically will be deemed to be exercised at the same time that the related Option is exercised.

      2.4  "Award" means, individually or collectively, a grant under the Plan
            -----
of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, or Performance Shares.

      2.5  "Award Agreement" means the written agreement setting forth the terms
            ---------------
and provisions applicable to each Award granted under the Plan.

      2.6  "Board" or "Board of Directors" means the Board of Directors of the
            -----
Company.

      2.7  "Code" means the Internal Revenue Code of 1986, as amended.
            ----
Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

      2.8  "Committee" means the committee appointed by the Board (pursuant to
            ---------
Section 3.1) to administer the Plan.

      2.9  "Company" means MTC Telecommunications, Inc., a Delaware corporation,
            -------
or any successor thereto.

      2.10  "Consultant" means an individual who provides significant services
             ----------
to the Company and/or an Affiliate, but who is neither a Director nor an Employee.

      2.11  "Director" means any individual who is a member of the Board of
             --------
Directors of the Company.

      2.12  "Disability" means a permanent and total disability within the
             ----------
meaning of Code Section 22(e)(3).

      2.13  "Employee" means an employee of the Company or of an Affiliate,
             --------
whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

      2.14  "ERISA" means the Employee Retirement Income Security Act of 1974,
             -----
as amended. Reference to a specific section of ERISA shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

      2.15  "Fair Market Value" means the value of the common stock as
             -----------------
determined in good faith by the Board of Directors or the Committee or, upon completion of the Company's initial public offering, the average of the highest and lowest quoted selling prices for Shares on the relevant date, or if there were no sales on such date, the arithmetic mean of the highest and lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as determined by the Board of Directors or the Committee.

      2.16  "Freestanding SAR" means a SAR that is granted independently of any
             ----------------
Option.

      2.17  "Incentive Stock Option" or "ISO" means an option to purchase
             ----------------------      ---
Shares, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

      2.18  "Nonqualified Stock Option" or "NQSO" means an option to purchase
             -------------------------      ----
Shares which is not intended to be an Incentive Stock Option.

      2.19  "Option" means an Incentive Stock Option or a Nonqualified Stock
             ------
Option.

      2.20  "Option Price" means the price at which a Share may be purchased
             ------------
pursuant to an Option.

      2.21  "Participant" means an Employee or Consultant who has an outstanding
             -----------
Award.

      2.22  "Performance Unit" means an Award granted to an Employee pursuant to
             ----------------
Section 8.

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      2.23  "Performance Share" means an Award granted to an Employee pursuant
             -----------------
to Section 8.

      2.24  "Period of Restriction" means the period during which the transfer
             ---------------------
of Shares of Restricted Stock are subject to restrictions.

      2.25  "Plan" means the MTC Telecommunications, Inc. 1996 Omnibus Equity
             ----
Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

      2.26  "Restricted Stock" means an Award granted to a Participant pursuant
             ----------------
to Section 7.

      2.27  "Retirement" means, in the case of an Employee, a Termination of
             ----------
Employment by reason of the Employee's retirement at or after age 62.

      2.28  "Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act, and
             ----------
any future regulation amending, supplementing or superseding such regulation.

      2.29  "Section 16 Person" means a person who, with respect to the Shares,
             -----------------
is subject to Section 16 of the 1934 Act.

      2.30  "Shares" means the shares of common stock, $0.001 par value, of the
             ------
Company.

      2.31  "Stock Appreciation Right" or "SAR" means an Award, granted alone or
             ------------------------
in connection with a related Option, that pursuant to the terms of Section 7 is designated as an SAR.

      2.32  "Subsidiary" means any corporation in an unbroken chain of
             ----------
corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      2.33  "Tandem SAR" means an SAR that is granted in connection with a
             ----------
related Option, the exercise of which shall require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the SAR shall be canceled to the same extent).

      2.34  "Termination of Employment" means a cessation of the employee-
             -------------------------
employer relationship between an employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, Retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate.

      2.35  "Window Period" means the period beginning on the third business day
             -------------
following the date of public release of the Company's quarterly sales and earnings information, and ending on the twelfth business day following such date.


                                   SECTION 3
                                 ADMINISTRATION

      3.1  Procedure.  This Plan shall be administered by the Board of Directors
           ---------
of the Company unless and until the Board of Directors delegates administration to a Committee, as provided in this Section 3.1.

      3.1.1  Appointment of the Committee.  Subject to Section 3.1.2, the Board
             ----------------------------
of Directors may appoint a Committee consisting of not less than two persons (who need not be members of the Board of Directors) to administer this Plan on behalf of the Board of Directors, subject to such terms and conditions not inconsistent with this Plan as the Board of Directors may prescribe. The Board of Directors may from time to time increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer this Plan. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors. All references herein to the Committee shall refer to the Board of Directors if such Committee has not been appointed. Members of the Board who are either eligible for Awards or have been granted Awards may vote on any matters affecting the administration of this Plan or the grant of any Awards pursuant to this Plan, except that no such member shall act upon the granting of an option to such member, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Awards to such member.

      3.1.2  The Committee Post-Registration.  Notwithstanding the foregoing
             -------------------------------
Section 3.1.1, if the Company registers any class of any equity security pursuant to Section 12 of the Exchange Act, from the effective date of such registration until six months after the termination of such registration, the Plan shall be administered by a Committee consisting of not less than two Directors. The Committee shall be comprised solely of Directors who are "disinterested persons" under Rule 16b-3.

      3.2  Authority of the Committee.  The Committee shall have all powers and
           --------------------------
discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power (a) to determine which Employees and Consultants shall be granted Awards, (b) to prescribe the terms and conditions of such Awards, (c) to interpret the Plan and the Awards, (d) to adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (e) to interpret, amend or revoke any such rules.

     The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more directors and/or officers of the Company; provided, however, that the Committee may not delegate its authority and powers (a) with respect to Section 16 Persons, or (b) in any way which would jeopardize the Plan's qualification under Rule 16b-3.

      3.3  Decisions Binding.  All determinations and decisions made by the
           -----------------
Committee shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.


                                   SECTION 4
                           SHARES SUBJECT TO THE PLAN

      4.1  Number of Shares.  Subject to adjustment as provided in Section 4.3,
           ----------------
the total number of Shares available for grant under the Plan may not exceed 405,000. Such Shares may be authorized but unissued Shares or Treasury Shares.

      4.2  Lapsed Awards.  If an Award is cancelled, terminates, expires, or
           -------------
lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available to be the subject of an Award.

      4.3  Adjustments in Authorized Shares.  In the event of any merger,
           --------------------------------
reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Options, SARs, and Restricted Stock granted under the Plan, as the Committee, in its sole discretion, shall determine to be appropriate to prevent the dilution or diminishment of Awards. Notwithstanding the preceding sentence, the number of Shares subject to any Award always shall be a whole number.


                                   SECTION 5
                                 STOCK OPTIONS

      5.1  Grant of Options.  Options may be granted to Employees and
           ----------------
Consultants at any time and from time to time, as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to Options granted to each Participant. The Committee may grant ISOs, NQSOs, or a combination thereof.

      5.2  Award Agreement.  Each Option shall be evidenced by an Award
           ---------------
Agreement that shall specify the Option Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

      5.3  Option Price.  Subject to the provisions of this Section 5.3, the
           ------------
Option Price for each Option shall be determined by the Committee in its sole discretion.

           5.3.1  Nonqualified Stock Options.  In the case of a Nonqualified
                  --------------------------
Stock Option, the Option Price shall be not less than eighty-five percent (85%) of the Fair Market Value of a Share on the date that the Option is granted, provided, that the option price of the initial grant of options to purchase
--------
shares in connection with the exchange of options for options of the Company's subsidiaries shall be determined under the applicable exchange agreement.

           5.3.2  Incentive Stock Options.  In the case of an Incentive Stock
                  -----------------------
Option, the Option Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date that the Option is granted; provided, however, that if at the time that the Option is granted, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Option Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the date that the Option is granted.

           5.3.3  Substitute Options.  Notwithstanding the provisions of
                  ------------------
Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in Section 424(a) of the Code (e.g., the
                                                                   ----
acquisition of property or stock from an unrelated corporation), persons who become Employees or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion, may determine that such substitute Options shall have an exercise price less than 100% of the Fair Market Value of the Shares on the date the Option is granted.

      5.4  Expiration of Options.  Each Option shall terminate upon the first to
           ---------------------
occur of the events listed in Section 5.4.1, subject to Section 5.4.2.

           5.4.1  Expiration Dates.
                  ----------------

      (a) The date for termination of the Option set forth in the written stock option agreement;

      (b) The expiration of ten years from the date the Option was granted, subject to the provisions of clause (f), below; or

      (c) The expiration of one year from the date of the Optionee's Termination of Employment for a reason other than the Optionee's death, Disability or Retirement, subject to the provisions of clause
           (f) below; or

      (d) The expiration of three years from the date of the Optionee's Termination of Employment by reason of Disability, subject to the provisions of clause (f) below; or

      (e) The expiration of three years from the date of the Optionee's Retirement; provided that no Incentive Stock Option may be exercised after the expiration of three months from the date of the Optionee's

           Retirement, subject in each case to the provisions of clause (f) below; or

      (f) The expiration of one year from the date of the Optionee's death, if such death occurs while the Optionee is in the employ of the Company or an Affiliate or within the one-year or three-year periods referred to in (c), (d) or (e) above, whichever is applicable.

           5.4.2  Committee Discretion.  Subject to the provisions of this
                  --------------------
Section 5.4, the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable. After the Option is granted, the Committee, in its sole discretion and subject to Section 5.8.4 and this Section 5.4, may extend the maximum term of such Option.

      5.5  Exercise of Options.  Options granted under the Plan shall be
           -------------------
exercisable at such times, and subject to such restrictions and conditions, as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option. However, in no event may any Option granted to a
Section 16 Person be exercisable until at least six (6) months following the date of its grant.

      5.6  Payment.  Options shall be exercised by the Participant's
           -------
delivery of a written notice of exercise to the Secretary of the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

      The Option Price upon exercise of any Option shall be payable to the Company in full in cash. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

      As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant Share certificates (in the Participant's name) representing such Shares.

      5.7  Restrictions on Share Transferability.  The Committee may impose
           -------------------------------------
such restrictions on any Shares acquired pursuant to the exercise of an Option, as it may deem advisable, including, but not limited to, restrictions related to Federal securities laws, the requirements of any national securities exchange or system upon which such Shares are then listed and/or traded, and/or any blue sky or state securities laws.

      5.8  Certain Additional Provisions for Incentive Stock Options.
           ---------------------------------------------------------

           5.8.1  Exercisability.  The aggregate Fair Market Value (determined
                  --------------
at the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

           5.8.2  Termination of Employment.  No Incentive Stock Option may be
                  -------------------------
exercised more than three months after the Participant's termination of employment for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and (b) the Award Agreement and/or the Committee permits later exercise. No Incentive Stock Option may be exercised more than one year after the Participant's termination of employment on account of Disability, unless (a) the Participant dies during such one-year period, and (b) the Award Agreement and/or the Committee permit later exercise.

           5.8.3  Company and Subsidiaries Only.  Incentive Stock Options may be
                  -----------------------------
granted only to persons who are employees of the Company and/or a Subsidiary at the time of grant.

           5.8.4  Expiration.  No Incentive Stock Option may be exercised after
                  ----------
the expiration of 10 years from the date such Option was granted; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of 5 years from the date that it was granted.

      5.9  Nontransferability of Options.  No Option granted under the Plan
           -----------------------------
may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as provided under Section 9. All

Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.


                                   SECTION 6
                           STOCK APPRECIATION RIGHTS

      6.1  Grant of SARs.  An SAR may be granted to an Employee or
           -------------
Consultant at any time and from time to time as determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof.

      The Committee shall have complete discretion to determine the number of SARs granted to any Participant, and consistent with the provisions of the Plan, the terms and conditions pertaining to such SARs. However, the grant price of a Freestanding SAR shall be at least equal to the Fair Market Value of a Share on the date of grant. The grant price of Tandem or Affiliated SARs shall equal the Option Price of the related Option. In no event shall an SAR granted to a Section 16 Person become exercisable until at least six (6) months after the date that it was granted.

      6.2  Exercise of Tandem SARs.  Tandem SARs may be exercised for all or
           -----------------------
part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

           6.2.1  ISOs.  Notwithstanding any contrary provision of the Plan,
                  ----
with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR shall expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR shall be exercisable only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

      6.3  Exercise of Affiliated SARs.  An Affiliated SAR shall be deemed
           ---------------------------
to be exercised upon the exercise of the related Option. The deemed exercise of an Affiliated SAR shall not necessitate a reduction in the number of Shares subject to the related Option.

      6.4  Exercise of Freestanding SARs.  Freestanding SARs shall be
           -----------------------------
exercisable on such terms and conditions as the Committee, in its sole discretion, shall determine. However, no SAR granted to a Section 16 Person shall be exercisable until at least six (6) months after the date of grant.

      6.5  SAR Agreement.  Each SAR shall be evidenced by an Award Agreement
           -------------
that shall specify the grant price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

      6.6  Expiration of SARs.  An SAR granted under the Plan shall expire
           ------------------
upon the date determined by the Committee, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 5.4 (pertaining to Options) also shall apply to SARs.

      6.7  Payment of SAR Amount.  Upon exercise of an SAR, a Participant
           ---------------------
shall be entitled to receive payment from the Company in an amount determined by multiplying:

      (a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; times

      (b)  The number of Shares with respect to which the SAR is exercised.

      At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

      6.8  Nontransferability of SARs.  No SAR granted under the Plan may be
           --------------------------
sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as permitted under
Section 9. An SAR granted to a Participant shall be exercisable during the Participant's lifetime only by such Participant.

                                   SECTION 7
                                RESTRICTED STOCK

      7.1  Grant of Restricted Stock.  Subject to the terms and provisions
           -------------------------
of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees and Consultants in such amounts as the Committee, in its sole discretion, shall determine.

      7.2  Restricted Stock Agreement.  Each Award of Restricted Stock shall
           --------------------------
be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such shares have lapsed.

      7.3  Transferability.  Except as provided in this Section 7, Shares of
           ---------------
Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction. However, in no event may the restrictions on Restricted Stock granted to a
Section 16 Person lapse prior to six (6) months following the date of its grant. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

      7.4  Other Restrictions.  The Committee, in its sole discretion, may
           ------------------
impose such other restrictions on any Shares of Restricted Stock as it may deem advisable including, without limitation, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), and/or restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing Shares of Restricted Stock shall bear the following legend:

      "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the MTC Telecommunications, Inc. 1996 Omnibus Equity Incentive Plan, and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of MTC Telecommunications, Inc.."

      7.5  Removal of Restrictions.  Except as otherwise provided in this
           -----------------------
Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and/or remove any restrictions; provided, however, that the Period of Restriction on Shares granted to a Section 16 Person may not lapse until at least six (6) months after the date of grant. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 7.4 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

      7.6  Voting Rights.  During the Period of Restriction, Participants
           -------------
holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Committee determines otherwise.

      7.7  Dividends and Other Distributions.  During the Period of
           ---------------------------------
Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares, unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

      With respect to an Award to a Section 16 Person, any dividend or distribution that constitutes a "derivative security" or an "equity security" under Section 16 of the 1934 Act shall be subject to a Period of Restriction equal to the longer of: (a) the remaining Period Restriction on the Shares of Restricted Stock with respect to which the dividend or distribution is paid; or
(b) six (6) months.

      7.8  Return of Restricted Stock to Company.  Subject to the applicable
           -------------------------------------
Award Agreement and Section 7.5, upon the earlier of (a) the Participant's termination of employment, or (b) the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and, subject to Section 4.2, again shall become available for grant under the Plan.

                                   SECTION 8
                    PERFORMANCE UNITS AND PERFORMANCE SHARES

      8.1  Grant of Performance Units/Shares.  Performance Units and
           ---------------------------------
Performance Shares may be granted to Employees and Consultants at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

      8.2  Value of Performance Units/Shares.  Each Performance Unit shall
           ---------------------------------
have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participants. The time period during which the performance goals must be met shall be called the "Performance Period". Performance Periods of Awards granted to Section 16 Persons shall not be less than six (6) months.

      8.3  Earning of Performance Units/Shares.  After the applicable
           -----------------------------------
Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. After the grant of a Performance Unit/Share, the Committee, in its sole discretion, may adjust and/or waive the achievement of any performance goals for such Performance Unit/Share; provided, however, that Performance Periods of Awards granted to Section 16 Persons shall not be less than six (6) months.

      8.4  Form and Timing of Payment of Performance Units/Shares.  Payment
           ------------------------------------------------------
of earned Performance Units/Shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

      8.5  Cancellation of Performance Units/Shares.  Subject to the
           ----------------------------------------
applicable Award Agreement, upon the earlier of (a) the

Participant's termination of employment, or (b) the date set forth in the Award Agreement, all remaining Performance Units/Shares shall be forfeited by the Participant to the Company, and subject to Section 4.2, the Shares subject thereto shall again be available for grant under the Plan.

      8.6  Nontransferability.  Performance Units/Shares may not be sold,
           ------------------
transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as permitted under
Section 9. A Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.


                                   SECTION 9
                            BENEFICIARY DESIGNATION

      If permitted by the Committee, a Participant may name a beneficiary or beneficiaries to whom any unpaid vested Award shall be paid in event of the Participant's death. Each such designation shall revoke all prior designations by the same Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.


                                  SECTION 10
                                   DEFERRALS

      The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

                                   SECTION 11
                      RIGHTS OF EMPLOYEES AND CONSULTANTS

      11.1 No Effect on Employment or Service.  Nothing in the Plan
           ----------------------------------
shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause.

      11.2 Participation.  No Employee or Consultant shall have the
           -------------
right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.


                                   SECTION 12
                     AMENDMENT, SUSPENSION, OR TERMINATION

      12.1 Amendment, Suspension, or Termination.  The Board, in its
           -------------------------------------
sole discretion, may alter, amend or terminate the Plan, or any part thereof, at any time and for any reason. However, as required by Rule 16b-3, without further stockholder approval, no such alteration or amendment shall (a) materially increase the benefits accruing to participants under the Plan, (b) materially increase the number of securities which may be issued under the Plan, or (c) materially modify the requirements as to eligibility for participation in the Plan; provided, however, that stockholder approval is not required if such approval is not required in order to assure the Plan's continued qualification under Rule 16b-3. Neither the amendment, suspension, nor termination of the Plan shall, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted. No Award may be granted during any period of suspension nor after termination of the Plan.


                                   SECTION 13
                                TAX WITHHOLDING

      13.1 Withholding Requirements.  Prior to the delivery of any Shares or
           ------------------------
cash pursuant to an Award, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes required to be withheld with respect to such Award.

      13.2 Shares Withholding.  The Committee, in its sole discretion and
           ------------------
pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part, by electing to have the Company withhold Shares having a value equal to the amount required to be withheld or by delivering to the Company already-owned shares to satisfy the withholding requirement. The amount of the withholding requirement shall be deemed to include any amount which the Committee agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined.
The value of the Shares to be withheld or delivered will be based on their Fair Market Value on the date that the taxes are required to be withheld.


                                   SECTION 14
                                INDEMNIFICATION

      Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, notion, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                                   SECTION 15
                                   SUCCESSORS

      All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.


                                   SECTION 16
                               LEGAL CONSTRUCTION

      16.1 Gender and Number.  Except where otherwise indicated by the
           -----------------
context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

      16.2 Severability.  In the event any provision of the Plan shall
           ------------
be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

      16.3 Requirements of Law.  The granting of Awards and the issuance of
           -------------------
Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

      16.4 Securities Law Compliance.  Notwithstanding any contrary
           -------------------------
provision of the Plan, unless and until the Company registers its equity securities under Section 12 of the Exchange Act, all references herein to
Section 16, Section 16 Persons and/or Rule 16b-3 shall be of no force or effect. After such registration, with respect to Section 16 Persons, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

      16.5 Governing Law.  The Plan and all Award Agreements shall be
           -------------
construed in accordance with and governed by the laws of the State of California.

      16.6 Captions.  Captions are provided herein for convenience
           --------
only, and shall not serve as a basis for interpretation or construction of the Plan.


                                   EXECUTION

      IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed the Plan on the date indicated below.


                                     MTC TELECOMMUNICATIONS, INC.


                                       /s/ MTC Telecommunications, Inc.
Dated: ______________               By_________________________________
                                      Title: